August 2014 Exhibit 99.1

This presentation contains forward-looking statements, including those regarding United Surgical
Partners International, Inc. and the services it provides.  Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.
Non-GAAP Measurement
We use the non-GAAP financial measurement term “EBITDA.” EBITDA is calculated as operating income plus net gain (loss) on deconsolidations, disposals, impairments and depreciation and amortization.  USPI uses EBITDA and EBITDA less noncontrolling interests as analytical indicators for purposes of allocating resources and assessing performance. EBITDA is commonly used as an analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from
EBITDA could be significant components in understanding and assessing financial performance.
Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculation methods, EBITDA as presented by USPI may not be comparable to similarly titled measures of other companies.
Safe Harbor & Non-GAAP
Safe Harbor Statement

• Industry leader of health system and physician partnerships in short stay facilities with both local market strength and a national presence (219 facilities and ~1M surgeries in 2014)
• Fifteen year history of establishing strategic partnerships with leading health systems which yields additional growth opportunities
• History of strategic investments in infrastructure and R&D, that has positioned the company well to adapt to environmental changes and opportunities
• Attractive high quality and high value solution to those paying for health care
(commercial insurance, government, employers, patients)
• Attractive experience and satisfaction rates for those accessing the system (high quality and high satisfaction rates for patients; efficient, state-of-the-art facilities for physicians)
• Attractive business model with low risk cash flows, reliable payors, high margins and low capital intensity. 150+ facilities in joint venture with ~50 health system partners and approximately $2.4B in systemwide revenues
• Strong and supportive equity sponsor in Welsh, Carson, Anderson & Stowe
• Adjusted EBITDA CAGR of 8% from 2006 to 2013
• Cumulative Free Cash Flow of $400 million from 2009 to 2013
• Majority of USPI’s senior management has been with the Company over 10 years
Trusted
Strategic
Partner
Market
Leader
Surgical
Solutions
Financial
Strength
Overview
Consistent
Financial
Performance
Proven
Management
Team
USPI is an experienced and trusted partner in some of the nations most successful surgical networks, well positioned for current and future environments.

Growing complex cases:
Total Joints
Spine
True results (bariatric surgery)
9%
Other
Gynecology
General
GI
6%
Ophthalmology
13%
7%
6%
ENT
2%
Cosmetic
43%
Orthopedic
10%
Pain management
4%
2013 Payor Mix
2%
Self-pay
Government
19%
1%
Private insurance
Other
78%
2013 Revenue Mix
Leading Operator of Hospital and
Outpatient Surgical Facilities

Low risk cash flows from high margin
specialties and reliable payors
High margin, elective procedures
• 53% of revenue mix from
orthopedic and pain management
Diversification of specialties insulates
USPI from negative utilization and
specialty pricing changes
78% private insurance
• Insurance companies favor low cost
providers
• Modest exposure to government
reimbursement fluctuations
Reliable payors and operating
discipline yields bad debt expense of
~2% of revenues and receivable days
outstanding is under 35

Quality
Industry-leading electronic tracking of quality data

Patient Experience
We use Press Ganey to benchmark our
facilities, track progress, and ensure the
highest level of service to our patients
Processes of Care
In addition to the core measures required
by CMS, we also track additional safety
measures, conduct culture of safety surveys
annually, and deploy initiatives to focus on
critical processes
Efficiency of Care
Providing efficient care ensures that we can price
our services competitively, but more importantly,
ensures that our physicians have the utmost
confidence in us and our patients receive timely
services and can return to home and work quickly
and safely.
Outcomes of Care
We are committed to ensuring our patients have
excellent clinical outcomes, and we measure
readmissions, adverse events, and several
procedures-specific outcomes.
Quality

ASCs have been widely successful and are a significant presence in the
U.S. healthcare delivery system
Advantages in patient safety and physician efficiency are meaningful
Significant savings to patients, government and commercial payors
– Typically a savings to commercial insurers
– Medicare savings >40%
– Medicare beneficiary savings >50%
Able to reduce overall healthcare costs and manage need for surgical services in an integrated care environment
Industry poised for consolidation
– Top ten companies own less than 20%
– Growth of new facilities has slowed in recent years
U.S. Industry Overview

Further consolidation likely within the industry and USPI is well-positioned to capitalize
There are over 375 surgery center chains that own 2 or more ASCs.
Top ten companies still own less than 20%
Some ASCs and ASC companies choosing to sell in face of current headwinds
From 2000 – 2012, the percentage of ASCs owned by a multi-facility chain increased from
22% to 40%
Source: CMS 2014 report
2000
3,172
2,468
(78%)
2,136
(36%)
3,740
(64%)
2004
3,957
2,973
(75%)
6,758
2012
2,717
(40%)
4,041
(60%)
2008
5,876
Independent
Multi-facility
USPI facilities
Fragmented Market

704
(22%)
984
(25%)
49
87
213
161

USPI’s portfolio includes 204 ASCs and 15 surgical hospitals in 26 states
Local market presence provides for attractive
solutions to those accessing the system
National presence provides for attractive
solutions to those paying for healthcare
Denver
6 facilities
Centura Health
Partnership
Oklahoma City
1 facility
INTEGRIS Health Partnership
St. Louis
18 facilities
New Jersey
12 facilities
Meridian Health
Partnership
Nashville
21 facilities
St. Thomas Partnership
Atlanta
6 facilities
Houston
19 facilities
Memorial Hermann Partnership
Austin
5 facilities
Seton Partnership
San Antonio/Corpus Christi
5 facilities
CHRISTUS Health Partnership
Dallas/Ft. Worth
32 facilities
Baylor Health Care
System Partnership
Phoenix/Las Vegas
14 facilities
Dignity Health
Partnership
Los Angeles
6 facilities
Dignity Health
Partnership
Kansas City
5 facilities
North Kansas City Hospital
Ascension Partnership
Chicago
5 facilities
NorthShore University
HealthSystem, Adventist
Partnership
USPI Facilities
USPI Hospital Locations
Facility Profile

Key

Positioned to play an important role in managing increased need for outpatient surgical services as well as providing ambulatory surgical solutions for strategic networks
Opportunities for USPI to assist with enhancement
of strategic network capabilities

Physician Partners
•
USPI is proven, trusted
partner
•
USPI involvement can
alleviate historical
distrust of hospitals
•
USPI can help provide
targeted solutions for
strategic positioning
Health System Partnerships
•
JV model in place
•
Commitment to highest level of quality service
•
Comfort regarding proper utilization of brand
•
Ability to assist with out-of-hospital strategies
Access to Capital
•
In a rapidly changing
environment, ability to
enhance speed to
market with new
models where there
are capital constraints
Professional Management
•
Proven ability to execute and operate low cost,
high quality facilities
•
Proven ability in managing professional
partnerships
•
Ability to leverage quality management and
decision support systems
Strategic Partnership Model Helps Position
USPI for Strategic Network Opportunities

Succeed Today in
Fee-for-Service
World
Capture
Opportunities with
New Value-based
Market Segments
Balancing Success
Individual strategic initiatives balance success in current
environment by capturing new market segments.

Enhance Organic Growth
Accelerate Cost Transformation
Continue Development Efforts
Enhance Physician Services
Develop Direct Channel Capabilities

Baylor Scott & White HEALTH

INTEGRIS

MEMORIAL HERMANN

Enhancing Life Liberty Health

North Kansas City Hospital

Hackensack UMC Where medicine meets innovation

Dignity Health

Orlando Health

Ascension Health

Meridian Health

NorthShore University HealthSystem

Centura Health

Bon Secours Health System

Legacy Health

McLaren Health Care

Covenant Health

Providence Health & Services

Einstein Healthcare Network

Mountain States Health Alliance

Saint Thomas Health

Adventist Health System

Seton Family of Hospitals

Christus Health

Kennedy Health System

St. Luke's Hospital

Scripps

The Christ Hospital Health Network

Catholic Health Partners

MVH Monongahela Valley Hospital Health Care

PennState Hershey Milton S. Hershey Medical Center

Mercy

Our Lady of the Lake Regional Medical Center Franciscan Missionaries of Our Lady Health System

Carondelet Health A member of Ascension

St. Vincent Health

St. John Medical Center

SSM St. Clare Health

Cookeville Regional Medical Center

midland memorial hospital

Health System Partners
USPI partners with some of the nation’s most progressive health systems yielding additional growth opportunities in surgical space as well as ancillary opportunities
Robust pipeline provides for additional joint venture and consolidation opportunities

BaylorScott&White HEALTH

Dignity Health

ASCENSION HEALTH

MEMORIAL HERMANN

Strategic Integration
Inception End of 2013
On going development

•
JV formed in 1998
•
Baylor contributed 2
ASCs / USPI 3 ASCs
•
32 facilities in DFW
•
25 ASCs and 7
physician-owned
hospitals
•
Integration with Baylor
S&W Quality Alliance
•
PCP/Specialist
Alignment
•
JV formed in 1999
•
1 ASC in Las Vegas
•
18 facilities in N.
California, Las Vegas,
Phoenix
•
Integration with St.
Rose Quality Network
and Arizona ACO
•
JV formed in 1998 in
Nashville
•
21 ASCs and 1
physician-owned
hospital Nashville, K.C.,
Indiana and Austin
•
Integration with
MissionPoint Health
Partners
•
JV formed in 2003
•
18 ASCs and 3
physician-owned
hospitals in Houston
•
Integration with
MHMD
•
Convenient Care
Centers

•
89 acquisitions
•
27 de novo facility developments
•
18 new health system partners
•
Facility revenue CAGR of 13% from 2006 to 2013
•
Positive each of the past 5 years
• Same facility revenue + 6.2% for 2011
• Same facility revenue +5.7% for 2012
• Same facility revenue +1.1% for 2013
• Same facility revenue +1.5% YTD 2014
•
Facility EBITDA CAGR of 10% from 2006 through 2013
•
Facility EBITDA margins of 28.9% for 2013 and 27.7% YTD 2014
•
26% SWB as a percent of systemwide revenue
•
2% G&A as a percent of systemwide revenue
•
Installed and continuously improving decision support systems
•
Investing significantly in strategic growth infrastructure and capabilities
•
Improved quality management system
•
EHR Investment
•
44 facilities divested
•
75% of revenue from top 10 markets
Expansion
Facility
revenue growth
Facility EBITDA
Cost management
System enhancements
Portfolio management
Performance Post 2007 LBO

Financial Results

($ in thousands)
2011 2012 2013
Operating income $      233,659 $      245,234 $      263,791
Depreciation and amortization            21,177            23,955            27,238
EBITDA          254,836          269,189          291,029
% Growth 6% 8%
Net income attributable to noncontrolling
interests           (69,929)           (72,693)           (78,782)
EBITDA less noncontrolling interests          184,907          196,496          212,247
% Growth 6% 8%
Net (gain) loss on deconsolidations, disposals
and impairments            (1,529)             7,588             5,017
De novo start-up losses             4,009                500   -
Acquisition / transaction costs             3,314             2,200                200
Equity compensation             1,237             1,700             1,841
Management fee             2,000             2,000             2,000
Adjusted EBITDA $      193,938 $      210,484 $      221,305
Unaudited Adjusted
Years Ended December 31,

2014 YTD Financial Results
($ in thousands)
2014 2013
Operating Income 119,288 $    118,839 $
Depreciation and amortization 13,007         14,075
EBITDA 132,295       132,914
Net income attributable to noncontrolling interests (35,433)        (35,330)
EBITDA less noncontrolling interests 96,862         97,584
Net loss (gain) on deconsolidations, disposals, and impairments 917              5,399
Equity compensation 1,083           899
Management Fee 1,000           1,000
Adjusted EBITDA 99,862 $      104,882 $
Unaudited Adjusted
Six Months Ended June 30

USPI Contribution
Total Leverage Ratio
Secured Leverage Ratio
($ in Millions)
$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214

At June 30, 2014, total leverage was 6.4x and secured leverage was 4.7x Leverage Trends 16

$468M
$335M
$657M
Next 12 Months
Months 13-36
Months 37-60
Beyond 5 years

Total debt of $1.5 billion Corporate level debt service (cash pay) in the next 12 months is approximately $94M, including $10M principal and $84M interest Debt Maturities 17